(GRAPHICS)
First Security Benefit Life Insurance       ADVISORDESIGNS(R) ASSET REALLOCATION
and Annuity Company of New York

QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options.
Complete the entire form. Please type or print.
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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _______________________________

Name of Owner __________________________________________________________________
               First                MI                        Last

Mailing Address ________________________________________________________________
                 Street Address        City         State          ZIP Code

Social Security Number/Tax I.D. Number ___________________________

Daytime Phone Number _____________________ Home Phone Number __________________
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2. SET UP ASSET REALLOCATION
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Please complete each sub-section.

A. Effective Date _______________________________________________
                  Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Number of Reallocations (check one):

   [ ] One-time reallocation

   [ ] Recurring (check frequency):

       [ ] Monthly  [ ] Quarterly

       [ ] Annually [ ] Semi-Annually

C. Future Allocations (check one):

   [ ] Allocate future contributions according to the percentages indicated on this form.

   [ ] Do not change the allocation of future contributions.

   If no option is indicated above, the allocation of future contributions will not be changed.
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                                                               Please Continue =

FSB 217 Supp A (6-07)              Advisordesigns 32-79906-02  2009/05/01  (1/2)

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3. PROVIDE INVESTMENT DIRECTIONS
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Please indicate percentages totaling 100%
---% AIM V.I. Capital Appreciation         ---% Rydex VT Dow 2x Strategy                 ---% Rydex VT Real Estate
---% AIM V.I. International Growth         ---% Rydex VT Electronics                     ---% Rydex VT Retailing
---% AIM V.I. Mid Cap Core Equity          ---% Rydex VT Energy                          ---% Rydex VT Russell 2000(R) 1.5x Strategy
---% Direxion Dynamic VP HY Bond           ---% Rydex VT Energy Services                 ---% Rydex VT Russell 2000(R) 2x Strategy
---% Dreyfus VIF International Value       ---% Rydex VT Essential Portfolio Aggressive  ---% Rydex VT S&P 500 2x Strategy
---% Federated Fund for U.S. Government    ---% Rydex VT Essential Portfolio             ---% Rydex VT S&P 500 Pure Growth
     Securities II                              Conservative                             ---% Rydex VT S&P 500 Pure Value
---% Federated High Income Bond II         ---% Rydex VT Essential Portfolio Moderate    ---% Rydex VT S&P MidCap 400 Pure
---% Fidelity(R) VIP Contrafund(R)         ---% Rydex VT Europe 1.25x Strategy                Growth
---% Fidelity(R) VIP Growth Opportunities  ---% Rydex VT Financial Services              ---% Rydex VT S&P MidCap 400 Pure Value
---% Fidelity(R) VIP Index 500             ---% Rydex VT Government Long Bond            ---% Rydex VT SmallCap 600 Pure Growth
---% Fidelity(R) VIP                            1.2x Strategy                            ---% Rydex VT SmallCap 600 Pure Value
     Investment Grade Bond                 ---% Rydex VT Health Care                     ---% Rydex VT Strengthening Dollar
---% Franklin Small-Mid Cap                ---% Rydex VT International Opportunity            2x Strategy
     Growth Securities                     ---% Rydex VT Internet                        ---% Rydex VT Technology
---% Neuberger Berman                      ---% Rydex VT Inverse Dow 2x Strategy         ---% Rydex VT Telecommunications
     AMT Guardian                          ---% Rydex VT Inverse Government Long         ---% Rydex VT Transportation
---% Neuberger Berman AMT Partners              Bond Strategy                            ---% Rydex VT U.S. Government
---% Oppenheimer Main Street               ---% Rydex VT Inverse Mid-Cap Strategy             Money Market
     Small Cap Fund(R)/VA                  ---% Rydex VT Inverse NASDAQ-100 Strategy     ---% Rydex VT Utilities
---% PIMCO VIT Low Duration                ---% Rydex VT Inverse Russell                 ---% Rydex VT Weakening Dollar 2x Strategy
---% PIMCO VIT Real Return                      2000(R) Strategy                         ---% SBL All Cap Value
---% PIMCO VIT Total Return                ---% Rydex VT Inverse S&P 500 Strategy        ---% SBL Global
---% RVT CLS AdvisorOne Amerigo            ---% Rydex VT Japan 2x Strategy               ---% SBL Large Cap Value
---% RVT CLS AdvisorOne Berolina           ---% Rydex VT Leisure                         ---% SBL Mid Cap Growth
---% RVT CLS AdvisorOne Clermont           ---% Rydex VT Mid-Cap 1.5x Strategy           ---% SBL Mid Cap Value
---% Rydex VT All-Cap Opportunity          ---% Rydex VT Multi-Cap Core Equity           ---% SBL Small Cap Value
---% Rydex VT Banking                      ---% Rydex VT Multi-Hedge Strategies          ---% Templeton Developing
---% Rydex VT Basic Materials              ---% Rydex VT NASDAQ-100                           Markets Securities
---% Rydex VT Biotechnology                ---% Rydex VT NASDAQ-100 2x Strategy          ---% Templeton Foreign Securities
---% Rydex VT Commodities Strategy         ---% Rydex VT Nova                            ---% Van Kampen LIT Government
---% Rydex VT Consumer Products            ---% Rydex VT Precious Metals                 ---% Wells Fargo Advantage Opportunity VT
                                                                                         MUST TOTAL 100 %
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

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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.
x____________________________________________________________    x____________________________________________________________
 Signature of Owner                          Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)    Date (mm/dd/yyyy)
x____________________________________________________________     ____________________________________________________________
 Signature of Representative (optional)      Date (mm/dd/yyyy)    Print Name of Representative
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

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Mail to: First Security Benefit Life Insurance and Annuity Company of New York o
        Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 217 Supp A (6-07)              Advisordesigns 32-79906-02  2009/05/01  (2/2)